Exhibit 10.3

EXECUTION COPY

FIRST AMENDMENT
TO THE CREDIT AGREEMENT

dated as of June 27, 2007

Among

CASCADES INC.
CASCADES USA INC.
CASCADES EUROPE SAS
CASCADES ARNSBERG GMBH
(as Borrowers)

- and –

SCOTIA CAPITAL
(as Sole Lead Arranger for the
Unsecured Revolving Facility
referred to herein)

- and –

NATIONAL BANK OF CANADA
THE BANK OF NOVA SCOTIA
(as Co-Administrative Agents)

- and –

THE LENDERS
FROM TIME TO TIME PARTY HERETO

MCCARTHY TÉTRAULT LLP

FIRST AMENDMENT TO THE DECEMBER 29, 2006 CASCADES CREDIT AGREEMENT made as of June 27, 2007.

BETWEEN:	CASCADES INC. (“Cascades”)

AND :	CASCADES USA INC.

AND :	CASCADES EUROPE SAS

AND:	CASCADES ARNSBERG GMBH

(each a “Borrower” and collectively, the “Borrowers”)

AND:	THE LENDERS PARTY TO THE CREDIT AGREEMENT REFERRED TO BELOW

(each a “Lender” and collectively the “Lenders”)

AND:	THE BANK OF NOVA SCOTIA

(as “Agent”)

AND:	NATIONAL BANK OF CANADA

(as “Co-Agent”)

RECITALS

A.                                   The Borrowers, the Agent, the Co-Agent and the Lenders are party to a credit agreement dated as of December 29, 2006 (the “Credit Agreement”) providing for credit facilities in an aggregate amount of $850,000,000 (the “Facilities”).

B.                                     The Facilities were comprised of the Revolving Facility (in an aggregate amount of $650,000,000 and available to all Borrowers), the Additional Revolving Facility (in an aggregate amount of $100,000,000 and available to Cascades only) and the Term Loan (in an amount of $100,000,000 and available to Cascades only).

C.                                     In accordance with Section 2.3 (c) of the Credit Agreement, Cascades transferred as of June 18, 2007 the Commitment and the outstanding Borrowings under the Additional Revolving Facility to Tranche A of the Revolving Facility, thereby increasing the Revolving Facility by $100,000,000 and terminating the Additional Revolving Facility.

D.                                    Cascades has requested that another revolving facility in an aggregate amount of $100,000,000 be made available to it under the Credit Agreement and that such other revolving facility be not secured by the Security.

E.                                      The parties wish to amend the Credit Agreement in order to (i) provide for such additional unsecured revolving facility and (ii) make other consequential amendments.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.                                      Interpretation

1.1                                             Capitalized terms used herein and defined in the Credit Agreement have the meanings ascribed to them in the Credit Agreement unless otherwise defined herein.

1.2                                             This Agreement may be referred to as the First Amendment to the December 29, 2006 Cascades Credit Agreement.

1.3                                             Any reference to the Credit Agreement in any Credit Document refers to the Credit Agreement as amended hereby.

2.                                      Amendments to the Credit Agreement

2.1                                             Section 1.1 of the Credit Agreement is amended by adding the following definition of “Brampton Lease” after the definition of “Borrowings”:

“Brampton Lease” has the meaning given to such term in Section 10.3(c);”

2.2                                             Section 1.1 of the Credit Agreement is amended by deleting the definition of “Facilities” and replacing it with the following:

“Facilities” means the Revolving Facility, the Unsecured Revolving Facility and the Term Loan;”

2.3                                             Section 1.1 of the Credit Agreement is amended by adding the following definition of “Unsecured Revolving Facility” after the definition of “Transaction”:

“Unsecured Revolving Facility” means the unsecured revolving facility made available to Cascades pursuant to Section 2.3;”

2.4                                             Section 1.1 of the Credit Agreement is amended by adding the following definition of “Unsecured Revolving Facility Maturity Date” after the definition of “Unsecured Revolving Facility”:

“Unsecured Revolving Facility Maturity Date” means June 25, 2008;”

2.5                                             Article 2 of the Credit Agreement is amended by replacing Section 2.3 with the following:

“2.3    The Unsecured Revolving Facility

a)                          The Lenders, individually and not solidarily (i.e. not jointly and severally) agree to make available to Cascades an unsecured revolving facility (the

“Unsecured Revolving Facility”) in an aggregate amount at any time not exceeding the total of the Commitments at such time with respect to the Unsecured Revolving Facility. As of the date hereof, the Commitment of each Lender under the Unsecured Revolving Facility as specified below opposite its name and the collective Commitments of the Lenders with respect to the Unsecured Revolving Facility will aggregate to $100,000,000.

Name of Lender	Commitment

The Bank of Nova Scotia	$13,925,000.00

National Bank of Canada	$11,765,000.00

Canadian Imperial Bank of Commerce	$11,765,000.00

Caisse de dépôt et placement du Québec	$9,412,000.00

Caisse centrale Desjardins	$9,742,000.00

The Toronto-Dominion Bank	$5,882,000.00

Bank of Montreal	$5,882,000.00

BNP Paribas (Canada)	$6,570,000.00

Royal Bank of Canada	$4,118,000.00

Deutsche Bank AG, Canada Bank	$2,941,000,00

JPMorgan Chase Bank, N.A., Toronto Branch	$2,941,000,00

Société Générale (Canada Branch)	$2,941,000,00

Wachovia Capital Finance Corporation (Canada)	$2,353,000.00

Citibank, N.A., Canadian Branch	$2,353,000.00

Bank of America, N.A., Canada Branch	$4,361,000.00

Rabobank Nederland, Canadian Branch	$3,049,000.00

Total	$100,000,000.00

b)                         Borrowings under the Unsecured Revolving Facility may be obtained only to the extent that there is no availability (taking into account Borrowing Base requirements) under the Revolving Facility at the time such Borrowings are requested.”

2.6                                 Sections 2.5, 2.7, 2.9, 6.4, 7.3, 10.2, 10.3 and 10.4 of the Credit Agreement are amended by replacing the term “Additional Revolving Facility” with “Unsecured RevolvingFacility.”

For greater certainty, it is understood and agreed that the Unsecured Revolving Facility will not be secured by the Security to be granted pursuant to Sections 10.2, 10.3 and 10.4 of the Credit Agreement.

2.7                                 Section 7.1 (b) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(b)               Cascades must repay in full the outstanding Borrowings and pay all other amounts owing under the Unsecured Revolving Facility on the Unsecured Revolving Facility Maturity Date.”

2.8                                 Section 10.3 of the Credit Agreement is amended by deleting in its entirety paragraph (c) and replacing it with the following paragraph :

“(c)                After the date hereof, Cascades will have the option, but not the obligation, to increase the Series 1 Charged Fixed Assets component of the Borrowing Base by providing, or causing Designated Subsidiaries to provide, security over (i) the rights of Dopaco Canada, Inc. as lessee under the terms of a lease (the “Brampton Lease”) for a property located at 46-60 Hale Road, Brampton, Ontario together with related assets and (ii) other fixed assets acceptable to the Majority Lenders by an amount equal to the market value of such assets or rights as determined by a valuation report to be furnished to the Agent and the Co-Agent prior to the grant of the related security.”

2.9                                 Section 10.3 of the Credit Agreement is amended by adding the following paragraph (g) in Section 10.3 :

“(g)               If, at any time after the granting of security by Dopaco Canada, Inc. over its rights under the Brampton Lease and related assets as contemplated in paragraph (c) above, the Brampton Lease is terminated or is not renewed, the market value attributable to the Brampton Lease will no longer be included in the Series 1 Charged Fixed Assets component of the Borrowing Base.”

2.10                           The following Section 10.11 is added to the Credit Agreement :

“Notwithstanding Section 10.8 of the Credit Agreement, the Borrowers undertake to deliver (i) a surveyor’s report by no later than August 15, 2007 with respect to the property situated in London, Ontario to form part of the Series 1 Charged Fixed Assets and (ii) a certificate of location by no later than September 30, 2007 with respect to the property situated in Cabano, Québec to form part of the Series 2 Charged Fixed Assets.”

2.11                           Section 15.4 of the Credit Agreement is deleted in its entirety and replaced by the following :

“15.4                         Reporting from Time to Time

The Borrowers will promptly notify the Agent of any Default and deliver to the Agent any auditor letter highlighting issues or deficiencies that, if not addressed or corrected, could reasonably result in a Material Adverse Change. The Borrowers will also promptly notify the Agent of any breach or default under the Brampton Lease or any termination (or non-renewal) notice under such Brampton Lease. The Borrowers will also furnish the Agent all information, documents and records and allow any enquiry, study, audit or inspection that the Agent may reasonably request in connection with the business, financial condition, property, assets or prospects of the Credit Parties, or to verify compliance with the obligations of any of the Credit Parties under any Credit Document.”

2.12                           Schedule “A” of the Credit Agreement is amended by replacing the grid applicable to the Additional Revolving Facility with the following grid:

“Unsecured Revolving Facility

Prime/US Base	Acceptance Fee /Libor	Stand-By Fee
0	100 bps	25 bps

and is further amended by replacing the term “Additional Revolving Facility” in Section 6 with the term “Unsecured Revolving Facility”.

3.                                      Conditions Precedent

Prior to or concurrently upon the execution of this Agreement, each of the Borrowers must have delivered to the Lenders a copy of the corporate resolutions and other documents evidencing the authority of the persons herein acting on behalf of such Borrower.

4.                                      Confirmation

Each of the Borrowers represent to the Agent and the Lenders that this Agreement will not result in any Default or Event of Default.

5.                                      Fees and Expenses

5.1                                             On the date this agreement becomes effective pursuant to Section 8, Cascades must pay to each Lender who has a Commitment in respect of the Unsecured Revolving Facility:

a)                                a fee equal to 10 bps on such Lender’s Commitment under the Unsecured Revolving Facility; and

b)                               an additional fee equal to 2.5 bps on such Lender’s Commitment under the Unsecured Revolving Facility, if any, which is in excess of the amount obtained by multiplying the aggregate amount of the Unsecured Revolving Facility by such Lender’s share (expressed as a percentage) of all other Facilities.

5.2                                             The Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and implementation and administration of this Agreement including the reasonable fees and expenses of counsel for the Agent.

6.                                      Counterparts

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered will be deemed to be an original and all of which taken together will constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier will be effective as delivery of a manually executed counterpart of this Agreement.

7.                                      Governing Law

This Agreement is governed by, and construed in accordance with, the laws of the Province of Quebec and of the laws of Canada applicable therein.

8.                                      Effectiveness

This Agreement will be effective as of the date on which the Agent confirms to the Borrowers and the Lenders that this Agreement has been executed by all parties hereto.

IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed as of the date and year first above written.

Cascades Inc.

per:	(s) Alain Lemaire President & Chief Executive Officer

per:	(s) Laurent Lemaire Executive Vice-Chairman

Cascades USA Inc.

per:	(s) Alain Lemaire

Cascades Europe SAS

per:	(s) Alain Lemaire

Cascades Arnsberg GmbH

per:	(s) Alain Lemaire

The Bank of Nova Scotia, as Agent

per:	(s) Robert Boomhour Director

National Bank of Canada, as Co-Agent

per:	(s) Roch Ledoux

per:	(s) Dominic Albanese

(the names and signatures of the Lenders are on the next page)

[Signature page – First Amending Agreement]

National Bank of Canada

per :	(s) Roch Ledoux

per:	(s) Dominic Albanese

National Bank of Canada, New York Branch
(in respect of Tranche B)

per :	(s) Jeffrey Forgach
Assistant Vice President
Cross Border Financing Group

per:	(s) Vincent Lima
Vice President
Cross Border Financing Group

The Bank of Nova Scotia

per :	(s) François De Broux

per:	(s) David Loewen

The Bank of Nova Scotia, Atlanta Agency (in respect of Tranche B)

per:	(s) J.P. Todd, Managing Director

Canadian Imperial Bank of Commerce

per :	(s) Peter Rawlins, Director

per:	(s) Mark Chandler, Executive Director

CIBC Inc., as designated Lender pursuant to Section 20.5 with respect to Tranche B

per :	(s) Dominic Soresso

[Signature page – First Amending Agreement]

Caisse de depôt et placement du Québec

per:	(s) Jean-Pierre Jetté, Manager

per:	(s) Diane Favreau, Vice President

Caisse centrale Desjardins

per :	(s) Francine Champoux, Vice President

per:	(s) André Roy

Caisse centrale Desjardins US Branch, as designated Lender pursuant to Section 20.5 with respect to Tranche B

per:	(s) Michel Brouillet, Vice President

Bank of Montreal

per :	(s) Bruno Lemay, Managing Director

Bank of Montreal, Chicago Branch
(in respect of Tranche B)

per :	(s) Kristina H. Burden, Vice President

BNP Paribas (Canada)

per:	(s) Frank Shaw, Managing Director

per:	(s) Edouard Sinor, Vice President

BNP Paribas, as designated Lender pursuant to Section 20.5 with respect to Tranche B and Tranche C

per :	(s) Monique Vialatou
Managing Director

[Signature page – First Amending Agreement]

Comerica Bank, Canada Branch

per :	(s) Omer Ahmed, Portfolio Manager

Comerica Bank
(in respect of Tranche B and Tranche C)

per :	(s) James Lentner, Vice President

The Toronto-Dominion Bank

per:	(s) Yves Bergeron

per:	(s) Serge Cloutier

Toronto Dominion (Texas) LLC, as designated Lender pursuant to Section 20.5 with respect to Tranche B

per:	(s) Ian Murray

Royal Bank of Canada

per:	(s) Rod Smith

per:	(s) Dustin Craven

[Signature page – First Amending Agreement]

Deutsche Bank AG, Canada Branch

per:	(s) Robert A. Johnston, Vice President

per:	(s) Marcellus Leung
Assistant Vice President

Deutsche Bank AG, New York Branch, with respect to Tranche B and Tranche C

per :	(s) Evelyn Thierry, Vice President

per:	(s) Omayra Laucella, Vice President

JPMorgan Chase Bank, N.A., Toronto Branch

per :	(s) Drew McDonald
Executive Director

JPMorgan Chase Bank, N.A., with respect to Tranche B

per :	(s) Peter S. Predun
Executive Director

Société Générale (Canada Branch)

per:	(s) Robert Page, Managing Director

per:	(s) Vincent Gonzales, Vice President
Corporate Credit

Société Générale, New York Branch, with respect to Tranche B

per :	(s) Maria Iarriccio, Vice President

[Signature page – First Amending Agreement]

Bank of America, N. A., Canada Branch

per :	(s) Nelson Lam, Vice President

Bank of America, N. A., with respect to Tranche B

per :	(s) Michael L. Letson, Jr., Vice President

Citibank, N.A., Canadian branch

per :	(s) Isabelle Côté

Citicorp North America, Inc., as designated Lender pursuant to Section 20.5 with respect to Tranche B

per :	(s) Jeffrey Neikirk, Managing Director

Rabobank Nederland, Canadian Branch

per:	(s) Rommel J. Domingo, Vice President

per:	(s) Anthony H. Liang, Executive Director

Cooperatieve Centrale Raiffeissen- Boerenleenbank B. A. “Rabobank Nederland” New York Branch, as designated Lender pursuant to Section 20.5 with respect to Tranche B

per :	(s) Brett Delfino, Executive Director

per:	(s) Ian Reece, Managing Director

[Signature page – First Amending Agreement]

Wachovia Capital Finance Corporation (Canada)

per :	(s) Raymond Eghobamien
Vice President

Wachovia Bank, National Association, as designated Lender pursuant to Section 20.5 with respect to Tranche B and Tranche C.

per :	(s) Robert G. McGill, Jr.
Director

We, the undersigned, as Designated Subsidiaries and guarantors under the Credit Agreement, hereby agree with the terms of this First Amending Agreement and confirm that the guarantee in favour of the Agent and the Lenders dated December 29, 2006 also guarantees the obligations under this First Amending Agreement.

CASCADES BOXBOARD U.S., INC.

CASCADES CANADA INC.

CASCADES BOXBOARD GROUP INC.

6265642 CANADA INC.

SCIERIE LEMAY INC.

RABOTAGE LEMAY INC.

DOPACO, INC.

DOPACO PACIFIC LLC

DOPACO LIMITED PARTNERSHIP

DOPACO CANADA, INC.

GARVEN INCORPORATED

CONFERENCE CUP LTD.

CASCADES BOXBOARD GROUP – CONNECTICUT LLC

CASCADES AUBURN FIBER INC.

CASCADES MOULDED PULP, INC.

CASCADES PLASTICS INC.

CASCADES DIAMOND, INC.

CASCADES FINE PAPERS GROUP INC.

CASCADES FINE PAPERS GROUP THUNDER BAY INC.

CASCADES FINE PAPERS GROUP (SALES) INC.

CASCADES FINE PAPERS GROUP (USA) INC.

W.H. SMITH PAPER CORPORATION

[Signature page – First Amending Agreement]

CASCADES TISSUE GROUP – ARIZONA INC.

CASCADES TISSUE GROUP – IFC DISPOSABLES INC.

CASCADES TISSUE GROUP – NEW YORK INC.

CASCADES TISSUE GROUP – NORTH CAROLINA INC.

CASCADES TISSUE GROUP – OREGON INC.

CASCADES TISSUE GROUP – PENNSYLVANIA INC.

CASCADES TISSUE GROUP – WISCONSIN INC.

CASCADES TISSUE GROUP – TENNESSEE INC.

CASCADES TISSUE GROUP – SALES INC.

CASCADES TISSUE GROUP – PICKERING INC.

CASCADES TISSUE GROUP – MARYLAND LLC

NORAMPAC HOLDING US INC.

NORAMPAC NEW YORK CITY INC.

NORAMPAC LEOMINSTER INC.

NORAMPAC FINANCE US INC.

NORAMPAC INDUSTRIES INC.

NORAMPAC DELAWARE LLC

NORAMPAC NOVA SCOTIA COMPANY

NORAMPAC THOMPSON INC.

3815251 CANADA INC.

NORAMPAC SCHENECTADY INC.

CASCADES TRANSPORT INC.

KINGSEY FALLS INVESTMENTS INC.

CASCADES ENERGY INITIATIVE INC.

CASCADES DELAWARE LLC

CASCADES NOVA SCOTIA COMPANY

3815285 CANADA INC.

3815315 CANADA INC.

NORAMPAC INC.

4341384 CANADA INC.

each of the foregoing entities represented by

Name :	Alain Lemaire

duly authorized as he/they so declare:

(s) Alain Lemaire

[Signature page – First Amending Agreement]